Execution Version BN 78306262v6 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 25, 2023, by and between MARCUS & MILLICHAP, INC., a Delaware corporation (“Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”). RECITALS WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Second Amended and Restated Credit Agreement between Borrower and Bank dated as of July 28, 2022, as amended from time to time (“Credit Agreement”). WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes. NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Amendments. The Credit Agreement is amended as follows: a. Section 1.1(a) of the Credit Agreement is hereby amended and restated, in its entirety, to read as follows: (a) Line of Credit. Subject to the terms and conditions of this Agreement, Bank hereby agrees to make advances to Borrower from time to time up to and including the Maturity Date, not to exceed at any time the aggregate principal amount of Ten Million Dollars ($10,000,000) ("Line of Credit"), the proceeds of which shall be used to finance Borrower's working capital requirements and general corporate needs (including, without limitation, mergers and acquisitions and international expansion permitted or not prohibited under this Agreement). Borrower's obligation to repay advances under the Line of Credit shall be evidenced by that certain Fourth Amended and Restated Line of Credit Note, dated September 25, 2023, as modified from time to time (“Line of Credit Note”). b. The first sentence of Section 1.1(c) of the Credit Agreement is hereby amended and restated, in its entirety, to read as follows: As a subfeature under the Line of Credit, Bank agrees from time to time during the term thereof to issue or cause a branch, a subsidiary or an affiliate to issue standby letters of credit and sight commercial letters of credit for the account of Borrower ("Subfeature Letters of Credit"); provided however, that the aggregate undrawn amount of all outstanding Subfeature Letters of Credit shall not at any time exceed Three Million Dollars ($3,000,000). c. Section 1.2(d) of the Credit Agreement is hereby amended and restated, in its entirety, to read as follows: (d) Unused Commitment Fee. Borrower shall pay to Bank a fee equal to one half of one percent (0.50%) per annum (computed on the basis of a 360-day year, actual days elapsed) on the daily unused amount of the Line of Credit, which fee shall be calculated on a quarterly basis by Bank and shall be due and payable by Borrower in arrears on the first Business Day of each fiscal

2 BN 78306262v6 quarter, commencing on October 1, 2023. As used herein, the term “Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close. d. Section 4.9 of the Credit Agreement is hereby amended and restated, in its entirety, to read as follows: SECTION 4.9 MINIMUM LIQUIDTY. Maintain Borrower’s Unencumbered Liquid Assets (excluding availability under the Line of Credit) of not less than One Hundred Million Dollars ($100,000,000) at all times. Borrower shall also maintain daily average cash deposits with Bank of not less than Thirty Five Million Dollars ($35,000,000) measured on a monthly basis as of the end of each month. e. Clause (iv) of Section 5.4(a) of the Credit Agreement is hereby deleted and replaced with “(iv) reserved,”. f. Clause (z) of Section 5.6(b) of the Credit Agreement is hereby deleted and replaced with “(z) reserved;”. g. Section 5.7 of the Credit Agreement is hereby amended and restated, in its entirety, to read as follows: SECTION 5.7 DIVIDENDS, DISTRIBUTIONS. Declare or pay any dividend or distribution either in cash, stock or any other property on such Obligor’s stock now or hereafter outstanding, nor redeem, retire, repurchase or otherwise acquire any shares of any class of such Obligor’s stock now or hereafter outstanding; provided however, that (a) any direct or indirect subsidiary of Borrower may pay dividends to Borrower without restriction, and (b) Borrower may pay cash dividends or distributions to its shareholders and/or repurchase any class of its stock in any fiscal year so long as all of the of the following conditions are satisfied: (x) both before and after any such loan or advance Borrower has Unencumbered Liquid Assets (excluding availability under the Line of Credit) of not less than One Hundred Million Dollars ($100,000,000), (y) there exists no Event of Default, nor any act, condition or event or the passage of time or both would constitute an Event of Default, and no such Event of Default or potential Event of Default results after giving effect to the dividends, distributions or repurchase. Borrower shall provide to Bank, upon request, any documentation required by Bank to substantiate the appropriateness of amounts paid or to be paid. h. Section 8.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date”, in its entirety, to read as follows: “Maturity Date” means June 1, 2024. i. Section 8.1 of the Credit Agreement is hereby amended by deleting the defined terms “Adjusted DUS Loan Loss Liability”, “EBITDA”, “EBITDAR”, “EBITDAR Coverage Ratio”, “Non-cash MSR”, “Pro Forma Basis”, and “Total Funded Debt” in their entirety. 2. Conditions Precedent to Effectiveness of Amendment. This Amendment shall be effective only upon the satisfaction in full of the following conditions precedent: a. Bank shall have received counterparts to this Amendment, duly executed by Borrower;

3 BN 78306262v6 b. Bank shall have received the Guarantor’s Consent and Reaffirmation attached hereto, duly executed by each guarantor; c. Bank shall have received the Fourth Amended and Restated Revolving Line of Credit Note, duly executed by Borrower; and d. Bank shall have received a payment of $3,162.00 for legal fees incurred in connection with this Amendment, which fee shall be due and payable as of the date hereof. 3. Affirmation. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document. 3. Borrower Representations and Certifications. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default. [Signatures are on Next Page]

First Amendment to Second Amended and Restated Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above. MARCUS & MILLICHAP, INC. By: Name: Title: Steve DeGennaro /s/ Steve DeGennaro Executive Vice President, Chief Financial Officer

First Amendment to Second Amended and Restated Credit Agreement WELLS FARGO BANK, NATIONAL ASSOCIATION By: Name: Title: /s/ Amir Darpi Amir Darpi Vice President

First Amendment to Second Amended and Restated Credit Agreement GUARANTORS' CONSENT AND REAFFIRMATION Each of the undersigned guarantors of all indebtedness of MARCUS & MILLICHAP, INC. to WELLS FARGO BANK, NATIONAL ASSOCIATION hereby: (i) consents to the foregoing First Amendment to Second Amended and Restated Credit Agreement; (ii) reaffirms its obligations under its respective Continuing Guaranty; (iii) reaffirms its waivers of each and every one of the defenses to such obligations as set forth in its respective Continuing Guaranty; and (iv) reaffirms that its obligations under its respective Continuing Guaranty are separate and distinct from the obligations of any other party under said Second Amended and Restated Credit Agreement, as amended, and the other Loan Documents described therein. GUARANTORS: MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF NORTH CAROLINA, INC. By: Name: Title: By: Name: Title: MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF NEVADA, INC. By: Name: Title: By: Name: Title: Kurt Schwarz /s/ Kurt Schwarz Executive Vice President, Chief Financial Officer Steve DeGennaro /s/ Steve DeGennaro First Vice President, Chief Accounting Officer /s/ Steve DeGennaro Steve DeGennaro Executive Vice President, Chief Financial Officer /s/ Kurt Schwarz Kurt Schwarz First Vice President, Chief Accounting Officer

First Amendment to Second Amended and Restated Credit Agreement MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES, INC. By: Name: Title: By: Name: Title: MARCUS & MILLICHAP CAPITAL CORPORATION By: Name: Title: By: Name: Title: MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF FLORIDA, INC. By: Name: Title: By: Name: Title: /s/ Kurt Schwarz Kurt Schwarz First Vice President, Chief Accounting Officer /s/ Steve DeGennaro Steve DeGennaro Executive Vice President, Chief Financial Officer /s/ Kurt Schwarz Kurt Schwarz First Vice President, Chief Accounting Officer Steve DeGennaro Executive Vice President, Chief Financial Officer /s/ Steve DeGennaro /s/ Kurt Schwarz Kurt Schwarz First Vice President, Chief Accounting Officer /s/ Steve DeGennaro Steve DeGennaro Executive Vice President, Chief Financial Officer

First Amendment to Second Amended and Restated Credit Agreement MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF CHICAGO, INC. By: Name: Title: By: Name: Title: MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF ATLANTA, INC. By: Name: Title: By: Name: Title: MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF SEATTLE, INC. By: Name: Title: By: Name: Title: Type text here /s/ Kurt Schwarz Kurt Schwarz First Vice President, Chief Accounting Officer /s/ Steve DeGennaro Steve DeGennaro Executive Vice President, Chief Financial Officer /s/ Kurt Schwarz Kurt Schwarz First Vice President, Chief Accounting Officer /s/ Steve DeGennaro Steve DeGennaro Executive Vice President, Chief Financial Officer /s/ Kurt Schwarz Kurt Schwarz First Vice President, Chief Accounting Officer /s/ Steve DeGennaro Steve DeGennaro Executive Vice President, Chief Financial Officer

First Amendment to Second Amended and Restated Credit Agreement MARCUS & MILLICHAP CHICAGO MULTI-FAMILY BROKERS, LLC By: Name: Title: By: Name: Title: /s/ Kurt Schwarz Kurt Schwarz First Vice President, Chief Accounting Officer /s/ Steve DeGennaro Steve DeGennaro Executive Vice President, Chief Financial Officer

Execution Version BN 78312754v4 FOURTH AMENDED AND RESTATED REVOLVING LINE OF CREDIT NOTE (Daily Simple SOFR) $10,000,000 Los Angeles, California September 25, 2023 FOR VALUE RECEIVED, the undersigned MARCUS & MILLICHAP, INC., a Delaware corporation ("Borrower") promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at 350 W Colorado Blvd., 4th Floor, Pasadena, California 91105, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of Ten Million Dollars ($10,000,000), or so much thereof as may be advanced and be outstanding, with interest thereon, to be computed on each advance from the date of its disbursement as set forth herein. This Note amends, restates and replaces in full that certain Third Amended and Restated Revolver Line of Credit Note, dated as of July 28, 2022, in the principal amount of up to $60,000,000 made by Borrower and payable to the order of Bank previously issued in respect of that certain Second Amended and Restated Credit Agreement between Borrower and Bank dated as of July 28, 2022, as amended from time to time (the "Credit Agreement"). INTEREST. 1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. As used herein, the following terms shall have the meanings set forth after each, and any other term defined in this Note shall have the meaning set forth at the place defined: (a) “Benchmark Floor” means a rate of interest equal to zero percent (0%). (b) “Daily Simple SOFR” means, with respect to any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, the “SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided, however, that if Daily Simple SOFR determined as provided above would be less than the Benchmark Floor, then Daily Simple SOFR shall be deemed to be the Benchmark Floor. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days.

2 BN 78312754v4 (c) “Federal Reserve Business Day” means any day that is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed. (d) “Prime Rate” means at any time the rate of interest most recently announced within Bank at its principal office as its prime rate, with the understanding that the Prime Rate is one of Bank’s base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Bank may designate; provided, however, that any borrowings hereunder accruing interest determined in relation to the Prime Rate shall not be less than one percent (1%) at any time, regardless of fluctuations in the Prime Rate that may cause the rate of interest applicable to this Note to be less than one percent (1%). (e) “SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. (f) “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). (g) “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. (h) “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. Any capitalized terms not defined herein shall have those meanings set forth in the Credit Agreement (as that term is defined below). 2. Interest. The outstanding principal balance of this Note shall bear interest (computed on the basis of a 360-day year, actual days elapsed) at a rate per annum determined by Bank to be the Applicable Margin plus the Daily Simple SOFR in effect from time to time. The Bank shall be permitted to estimate the amount of accrued interest that is payable at any time hereunder on the applicable invoice provided by Bank to Borrower in respect thereof, in which case Borrower shall pay such estimated amount and Bank shall to the extent necessary, include on the next invoice an adjustment to correct any difference between the amount on the applicable invoice and the amount of interest that actually accrued pursuant to the terms of this Note. Bank is hereby authorized to note the date, principal amount and interest rate applicable thereto and any payments made thereon on Bank’s books and records (either manually or by electronic entry) and/or on any schedule attached to this Note, which notations shall be prima facie evidence of the accuracy of the information noted. “Applicable Margin” means one and three quarters of one percent (1.75%) per annum. 3. Taxes and Regulatory Costs. Borrower shall pay to Bank immediately upon demand, in addition to any other amounts due or to become due hereunder, any and all (i) withholdings, interest equalization taxes, stamp taxes or other taxes (except income

3 BN 78312754v4 and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to SOFR or Daily Simple SOFR, and (ii) costs, expenses and liabilities arising from or in connection with reserve percentages prescribed by the Board of Governors of the Federal Reserve System (or any successor) for “Eurocurrency Liabilities” (as defined in Regulation D of the Board of Governors of the Federal Reserve System, as amended),assessment rates imposed by the Federal Deposit Insurance Corporation, or similar requirements or costs imposed by any domestic or foreign governmental authority or resulting from compliance by Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority and related in any manner to SOFR or Daily Simple SOFR and (iii) taxes, stamp taxes, and insurance payable by reason of the execution and delivery of this Note, the Credit Agreement, and any loan documents. In determining which of the foregoing are attributable to any SOFR or Daily Simple SOFR option available to Borrower hereunder, any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower. 4. Payment of Interest. Interest accrued on this Note shall be payable on the first day of each calendar month, commencing October 1, 2023. 5. Default Interest. From and after the Maturity Date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, or upon the occurrence, and during the continuance of an Event of Default, then at the option of the Bank the outstanding principal balance of this Note shall bear interest (computed on the basis of a 360-day year, actual days elapsed) at an increased rate per annum equal to two percent (2%) above the rate of interest from time to time applicable to this Note. 6. Inability to Determine Interest Rates; Illegality. Subject to the Benchmark Replacement Provisions below, if Bank determines (any determination of which shall be conclusive and binding on Borrower) that either (i) Daily Simple SOFR cannot be determined pursuant to the definition thereof other than as a result of a Benchmark Transition Event (an “Inability Determination”) or (ii) any law has made it unlawful, or that any governmental authority has asserted that it is unlawful, for Bank to make or maintain an advance based on SOFR or Daily Simple SOFR, or to determine or charge interest rates based upon SOFR or Daily Simple SOFR (an “Illegality Determination”), then Bank will so notify Borrower. The outstanding principal balance of this Note shall bear interest (computed on the basis of a 360-day year, actual days elapsed) at a rate per annum determined by Bank to be equal to the Prime Rate in effect from time to time, from the date of an Inability Determination or an Illegality Determination until Bank revokes such Inability Determination or notifies Borrower that the circumstances giving rise to such Illegality Determination no longer exist, as applicable. When interest is determined in relation to the Prime Rate, each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Bank. Notwithstanding any of the foregoing to the contrary, if a Benchmark Replacement is subsequently determined in accordance with applicable Benchmark Replacement Provisions, that Benchmark Replacement, plus any applicable margin, will become effective on the Benchmark Replacement Date and will then supersede the Prime Rate and margin determined in accordance with this provision. BENCHMARK REPLACEMENT PROVISIONS:

4 BN 78312754v4 Notwithstanding anything to the contrary contained in this Note or in any related loan document (for the purposes of these Benchmark Replacement Provisions, a swap agreement by and between Borrower and Bank or any of its affiliates is not a loan document): (a) Benchmark Replacement. If a Benchmark Transition Event occurs, the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes under this Note or under any related loan document. Any Benchmark Replacement will become effective on the applicable Benchmark Replacement Date without any further action or consent of Borrower. (b) Benchmark Replacement Conforming Changes. Bank will have the right to make Benchmark Replacement Conforming Changes from time to time and any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of Borrower. (c) Notices; Standards for Decisions and Determinations. Bank will promptly notify Borrower of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by Bank pursuant to these Benchmark Replacement Provisions, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and will be made in its sole discretion and without Borrower consent. (d) Certain Defined Terms. As used in this Note, each of the following capitalized terms has the meaning given to such term below: “Benchmark” means, initially, Daily Simple SOFR; provided, however, that if a Benchmark Transition Event has occurred with respect to Daily Simple SOFR or the then- current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to the provisions of this Note. “Benchmark Administrator” means, initially, the SOFR Administrator or any successor administrator of the then-current Benchmark or any insolvency or resolution official with authority over such administrator. “Benchmark Replacement” means the sum of: (A) the alternate rate of interest that has been selected by Bank as the replacement for the then-current Benchmark; and (B) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Bank, in each case, giving due consideration to (x) any selection or recommendation by the Relevant Governmental Body at such time for a replacement rate, the mechanism for determining such a rate, the methodology or conventions applicable to such rate, or the spread adjustment, or method for calculating or determining such spread adjustment, for such rate, or (y) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the then-current Benchmark, the methodology or conventions applicable to such rate, or the spread adjustment, or method for calculating or determining such spread adjustment, for such alternate rate for U.S. dollar-

5 BN 78312754v4 denominated syndicated or bilateral credit facilities at such time; provided, however, that if the Benchmark Replacement as determined as provided above would be less than the Benchmark Floor, then the Benchmark Replacement shall be deemed to be the Benchmark Floor, subject to any other applicable floor rate provision. “Benchmark Replacement Conforming Changes” means any technical, administrative or operational changes (including, without limitation, changes to the timing and frequency of determining rates and making payments of interest, prepayment provisions and other technical, administrative or operational matters) that Bank decides may be appropriate to reflect the adoption and implementation of a Benchmark Replacement and to permit the administration thereof by Bank. “Benchmark Replacement Date” means the date specified by Bank in a notice to Borrower following a Benchmark Transition Event. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: a public statement or publication of information by or on behalf of the Benchmark Administrator or a regulatory supervisor for the Benchmark Administrator announcing that (A) the Benchmark Administrator has ceased or will cease to provide the Benchmark permanently or indefinitely or (B) the Benchmark is no longer, or as of a specified future date will no longer be, representative of underlying markets. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York or any successor thereto. BORROWING AND REPAYMENT. 1. Borrowing and Repayment. Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of this Note and of any document executed in connection with or governing this Note; provided however, that the total outstanding borrowings under this Note shall not at any time exceed the principal amount stated above. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for Borrower, which balance may be endorsed hereon from time to time by the holder. 2. Advances. Advances hereunder, to the total amount of the principal sum stated above and subject to the terms and conditions of the Credit Agreement defined below, may be made by the holder at the written request of (i) Borrower’s Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer, any one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any deposit account of Borrower, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such Executive Vice President, Chief Financial Officer

6 BN 78312754v4 account. The holder shall have no obligation to determine whether any person requesting an advance is or has been authorized by Borrower. 3. Application of Payments. Each payment made on this Note shall be credited first, to any interest and fees then due and second, to the outstanding principal balance hereof. 4. Maturity Date Payment in Full. Borrower shall pay all remaining unpaid principal and accrued interest due and payable in full on the earlier of demand by the Bank on the occurrence of an Event of Default or June 1, 2024, (the “Maturity Date”). PAYMENTS. If any payment of principal or interest to be made pursuant to this Note, other than a prepayment or a payment due on the Maturity Date of this Note, shall fall due on a day that is not a Federal Reserve Business Day, payment shall be made on the next succeeding Federal Reserve Business Day, except that, if such next succeeding Federal Reserve Business Day would fall in the next calendar month, such payment shall be made on the immediately preceding Federal Reserve Business Day. Any extension or contraction of time shall be reflected in computing interest or fees, as the case may be. SWAP AGREEMENT. Borrower understands and acknowledges that (i) any Swap Agreement constitutes an independent agreement between Borrower and Bank and will be unaffected by any repayment, prepayment, acceleration, reduction, increase or change in the terms of this Note, except as otherwise expressly provided in the Swap Agreement, (ii) nothing in this Note shall be construed as a modification of a Swap Agreement or create an obligation to amend a Swap Agreement, (iii) Borrower may incur losses or reductions in benefits related to differences between the economic terms and characteristics of this Note and those of a related Swap Agreement (including, without limitation, differences with respect to maturity dates, payment dates and methods for determining interest rates and differences between borrowings hereunder and the notional amount of a Swap Agreement), and Bank is under no obligation to ensure that there are no differences or that differences will not arise hereafter, including, without limitation, differences between usage hereunder and the notional amount of a Swap Agreement, and (iv) Bank has no obligation to modify, renew or extend the Maturity Date of this Note to match the maturity date of a Swap Agreement. For the purposes of this Note, “Swap Agreement” means any existing or future swap agreement by and between Borrower and Bank or any of its affiliates. EVENTS OF DEFAULT. This Note is made pursuant to and is subject to the terms and conditions of the Credit Agreement. Any default in the payment or performance of any obligation under this Note, or any defined event of default under the Credit Agreement, shall constitute an “Event of Default” under this Note. MISCELLANEOUS. 1. Remedies. Upon the sale, transfer, hypothecation, assignment, or other encumbrance, whether voluntary, involuntary or by operation of law, of all or any interest in any real property securing this Note, or upon the occurrence of any Event of Default, the holder of this Note, at the holder’s option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by Borrower, and the obligation, if any, of the holder to extend any further

7 BN 78312754v4 credit hereunder shall immediately cease and terminate. Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys’ fees (to include outside counsel fees and all allocated costs of the holder’s in-house counsel), expended or incurred by the holder in connection with the enforcement of the holder’s rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Borrower or any other person or entity. 2. Collateral Exclusion. No lien or security interest created by or arising under any deed of trust, mortgage, security deed, or similar real estate collateral agreement (“Lien Document”) shall secure the Note Obligations unless such Lien Document specifically describes the promissory note(s), instrument(s) or agreement(s) evidencing Note Obligations as a part of the indebtedness secured thereby. This exclusion shall apply notwithstanding (i) the fact that such Lien Document may appear to secure the Note Obligations by virtue of a cross-collateralization provision or other provisions expanding the scope of the secured obligations, and (ii) whether such Lien Document was entered into prior to, concurrently with, or after the date hereof. As used herein, “Note Obligations” means any obligations under this Note, as amended, extended, renewed, refinanced, supplemented or otherwise modified from time to time, or under any other evidence of indebtedness that has been modified, renewed or extended in whole or in part by this Note, as amended, extended, renewed, refinanced, supplemented or otherwise modified from time to time. 3. Obligations Joint and Several. The obligations of Borrower under this Note and the other Loan Documents shall be joint and several with all other obligors hereof and thereof. 4. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California, without reference to the conflicts of law or choice of law principles thereof.

Fourth Amended and Restated Revolving Line of Credit Note IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above. MARCUS & MILLICHAP, INC. By: Name: Title: /s/ Steve DeGennaro Steve DeGennaro Executive Vice President, Chief Financial Officer